Calamos® Family of Funds

Supplement dated March 21, 2011 to
Calamos® Family of Funds Class A, B and C Prospectus dated March 1, 2011.

Effective immediately, the Calamos® Family of Funds Prospectus for Class A, B and C shares is supplemented as follows. The following new language is inserted as a new sub-section titled “Exchange for Class I Shares” on page 80:

Certain Class C shareholders may be eligible to exchange their shares for Class I shares in the same fund, provided that they: (1) hold their shares through an institution that has a valid Class I sales agreement with CFS authorizing such an exchange; and (2) are otherwise eligible to invest in Class I shares through their financial institution in accordance with the criteria set forth in the Class I shares prospectus. In addition, shareholders must have held the Class C shares being exchanged for a minimum of one year from the date of purchase of those shares. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege, and should read and consider the Class I shares prospectus before any such exchange. Each such exchange is subject to the discretion of the Trust to accept or reject the exchange.

Retain this supplement for future reference.

MFSPT 03/11